PROSPECTUS SUPPLEMENT                              EXHIBIT 99.1
(To Prospectus dated February 17, 2006)            REGISTRATION NO.  333-37980


[GRAPHIC OMITTED][GRAPHIC OMITTED]






                             1,000,000,000 Depositary Receipts
                               Market 2000+ HOLDRS (SM) Trust

     This  prospectus  supplement  supplements   information  contained  in  the
prospectus dated February 17, 2006 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

     The share amounts specified in the table in the "Highlights of Market 2000+ HOLDRS" section of the base prospectus shall be replaced with the following:


                                                                                Primary
                                                                   Share        Trading
                     Name of Company (1)                Ticker      Amounts      Market
         ---------------------------------------    ----------  -------------- ---------
         Agere Systems Inc.                               AGR      0.110136986    NYSE
         Alcatel-Lucent (2)                               ALU       0.7808        NYSE
         American International Group, Inc.               AIG          2          NYSE
         Astrazeneca p.l.c. *                             AZN          4          NYSE
         AT&T Inc.                                         T       4.935304       NYSE
         AVAYA Inc.                                       AV        0.3333        NYSE
         BellSouth Corporation                            BLS          5          NYSE
         BP p.l.c. *                                      BP           3          NYSE
         Bristol-Myers Squibb Company                     BMY          3          NYSE
         BT Group p.l.c.                                  BT           2          NYSE
         CBS Corporation Class B "New"                    CBS         1.5         NYSE
         Cisco Systems, Inc.                             CSCO          3         NASDAQ
         Citigroup Inc.                                    C           3          NYSE
         Comcast Corporation                             CMCSA       1.941       NASDAQ
         The Coca-Cola Company                            KO           3          NYSE
         Dell Inc.                                       DELL          5         NASDAQ
         Deutsche Telekom AG *                            DT           5          NYSE
         Eli Lilly and Company                            LLY          2          NYSE
         EMC Corporation                                  EMC          2          NYSE
         Exxon Mobil Corporation                          XOM          4          NYSE
         France Telecom *                                 FTE          2          NYSE
         General Electric Company                         GE           3          NYSE
         GlaxoSmithKline p.1.c.                           GSK          3          NYSE
         Hewlett-Packard Company                          HPQ          4          NYSE
         Home Depot, Inc.                                 HD           4          NYSE
         Idearc Inc. (3)                                  IAR         0.2         NYSE
         Intel Corporation                               INTC          2         NASDAQ
         International Business Machines Corporation      IBM          2          NYSE
         JDS Uniphase Corporation (4)                    JDSU        0.25        NASDAQ
         Johnson & Johnson                                JNJ          4          NYSE
         LM Ericsson Telephone Company *                 ERIC         0.9        NASDAQ
         McDATA Corporation                              MCDTA     0.073613802   NASDAQ
         Medco Health Solutions                           MHS       0.3618        NYSE
         Merck & Co., Inc.                                MRK          3          NYSE
         Microsoft Corporation                           MSFT          6         NASDAQ
         Morgan Stanley                                   MWD          2          NYSE

----------------------------------------------------------------------------------------------
                                                                 (continued on following page)


                                                                                Primary
                                                                   Share        Trading
                       Name of Company                  Ticker      Amounts      Market
         Nippon Telegraph and Telephone Corporation       NTT          3          NYSE
         *
         Nokia Corp. *                                    NOK          4          NYSE
         Nortel Networks Corporation (5)                  NT          0.2         NYSE
         Novartis AG *                                    NVS          5          NYSE
         Oracle Corporation                              ORCL          4         NASDAQ
         Pfizer Inc.                                      PFE          4          NYSE
         Qwest Communications International Inc.           Q           4          NYSE
         Sony Corporation *                               SNE          2          NYSE
         Sun Microsystems, Inc.                          SUNW          4         NASDAQ
         Syngenta AG                                      SYT      1.038608908    NYSE
         Texas Instruments Incorporated                   TXN          3          NYSE
         The St. Paul Travelers Companies, Inc.           STA      0.17158726     NYSE
         Time Warner Inc.                                 TWX          6          NYSE
         TOTAL S.A. *                                     TOT          4          NYSE
         Toyota Motor Corporation *                       TM           2          NYSE
         Verizon Communications                           VZ           4          NYSE
         Viacom Inc. Class B "New"                       VIA.B        1.5         NYSE
         Vodafone Group Plc*                              VOD        4.375        NYSE
         Wal-Mart Stores Inc.                             WMT          4          NYSE
         Zimmer Holdings, Inc.                            ZMH         0.3         NYSE
           __________________________________________
----------------------------------------------------------------------------------------------

(1) The merger of BellSouth Corporation (NYSE Ticker: "BLS") and AT&T Inc. (NYSE
Ticker: "T"), two of the constituents of the Market 2001+ HOLDRS Trust, was consummated on December 29, 2006. Effective January 3, 2007, BellSouth
Corporation will no longer be an underlying constituent of the Market 2001+ HOLDRS Trust. For the 5 shares of BellSouth Corporation per 100 shares round lot of Market 2001+ HOLDRS, The Bank of New York received 6.625 shares of AT&T Inc. Effective January 3, 2007, creations and cancellations of Market 2001+ HOLDRS Trust require 11.560304 shares of AT&T Inc.

(2) On November 30, 2006 the merger of Lucent Technologies Inc. (NYSE ticker "LU"), a constituent of the Market 2001+ HOLDRS Trust, and Alcatel (NYSE ticker "ALA") became effective. Immediately following the merger, Alcatel S.A. changed its name to Alcatel-Lucent (NYSE ticker "ALU"). As a result Alcatel-Lucent will replace Lucent Technologies Inc. as an underlying security of the Market 2001+ HOLDRS Trust. For each share of Lucent Technologies Inc. held, shareholders received 0.1952 shares of Alcatel-Lucent. For the 4 shares of Lucent Technologies Inc. per 100 shares round lot of Market 2001+ HOLDRS, The Bank of New York received 0.7808 shares of Alcatel-Lucent. Effective December 1, 2006, creations of Market 2001+ HOLDRS require 0.7808 shares of Alcatel-Lucent per 100 share round lot of Market 2001+ HOLDRS.

(3) Effective November 24, 2006, as a result of the spin-off of Idearc Inc. (NYSE ticker "IAR WI") from Verizon Communications Inc. (NYSE ticker "VZ"), a component of the Market 2000+ HOLDRSSM Trust, Idearc Inc. will be added as an underlying security of the Trust. For every share held of Verizon Communications Inc. holders received 0.05 shares of Idearc Inc. For the 4 shares of Verizon Communications Inc. per 100 share round lot of Market 2000+ HOLDRS, The Bank of New York received 0.2 shares of Idearc Inc. Creations/cancellations of Market 2000+ HOLDRS require 0.2 shares of Idearc. Inc.

(4) The quantity of shares of JDS Uniphase Corporation (NASDAQ ticker "JDSU" ) represented by each 100 share round lot of Market 2000+ HOLDRS decreased from 2 to 0.25 shares due to the 1 for 8 reverse stock split of JDS Uniphase Corporation. Effective October 18, 2006, due to the reverse stock split, deposits of JDS Uniphase Corporation, for creation of Market 2000+ HOLDRS decreased to 0.25 instead of 2, per round lot of 100 Market 2000+ HOLDRS. Further, effective November 14, 2006, JDS Uniphase Corp. changed its NASDAQ Ticker symbol from "JDSUD" to "JDSU."

(5) Effective December 1, 2006, due to the 1 for 10 reverse stock split of Nortel Networks Corp. New. (NYSE ticker Symbol "NT") the quantity of shares of
Nortel Networks Corp. New (Ticker Symbol "NT") represented by each 100 share round lot of Market 2000+ HOLDRS decreased from 2 to 0.2 shares. Effective December 1, 2006 Nortel Networks Corp. New begin trading under NYSE ticker "NT." Further, due to the reverse stock split, deposits of Nortel Networks Corp. New for creation of Market 2000+ HOLDRS decreased to 0.2 NT, instead of 2 "NT," per round lot of 100 Market 2000+ HOLDRS.

          * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.


     The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.


                The date of this prospectus supplement is December 31, 2006.